SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) NOVEMBER 13, 2002


                            GALAXY ENERGY CORPORATION

             (Exact name of registrant as specified in its charter)

            COLORADO                     0-32237              98-0347827
  (State or other jurisdiction of     (Commission            (IRS Employer
         incorporation)               File Number)         Identification No.)

            1001 BRICKELL BAY DRIVE, SUITE 2202, MIAMI, FLORIDA 33131
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (305) 373-5725

        SUITE 604-750 WEST PENDER STREET, VANCOUVER, B.C. V6C 2T7 CANADA
          (Former name or former address, if changed since last report)














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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         On November 15, 2002, the directors of the registrant approved the election of Wheeler Wasoff, P.C. to audit the financial statements for the fiscal year ended November 30, 2002. Also on November 15, 2002, the registrant dismissed the former accountants, Andersen Andersen & Strong, L.C. The registrant's board of directors recommended Wheeler Wasoff, P.C. because that firm is the existing certifying accountant for Dolphin Energy Corporation, which is now the accounting survivor due to the acquisition described in Item 5 below. During the two most recent fiscal years and the subsequent interim period, neither the registrant nor anyone on its behalf consulted Wheeler Wasoff, P.C. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements. The registrant did not receive, and Wheeler Wasoff, P.C. did not provide, any written or oral advice that was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue prior to its engagement by the registrant.



         Andersen Andersen & Strong, L.C. had audited the registrant's financial statements for the fiscal year ended November 30, 2001. The report of Andersen Andersen & Strong, L.C. did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles, except as follows:



         The audit report of Andersen Andersen & Strong, L.C. on the financial statements of the registrant as of and for the fiscal year ended November 30, 2001 contained a separate paragraph stating: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is in the exploration stage and will need additional working capital for its planned activity, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 5. These financial statements do not include any adjustments that might result from the outcome of this uncertainty."



         During the two most recent fiscal years and the subsequent interim period through November 15, 2002, there were no disagreements with Andersen Andersen & Strong, L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Andersen Andersen & Strong, L.C., would have caused it to make reference to the subject matter of the disagreement in connection with its report.
















































ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (a) Financial statements of businesses acquired: Filed with the initial filing of this Form 8-K.



         (b) Pro forma financial information: Filed with the initial filing of this Form 8-K.

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

         (c)      Exhibits:

                  REGULATION
                  S-K NUMBER                      DOCUMENT

                     2.1 Agreement and Plan of Reorganization dated as November 1, 2002 by and among Galaxy Investments, Inc., Dolphin Acquisition Corporation, and Dolphin Energy Corporation (1)


                    16.1         Letter from Andersen Andersen & Strong, L.L.C.



                    99.1 Audited Financial Statements of Dolphin Energy Corporation as of September 30, 2002 and for the period then ended (1)



                    99.2 Pro Forma Combined Balance Sheet and Statement of Operations for Dolphin Energy Corporation and Galaxy Investments, Inc. as of September 30, 2002 and for the period then ended (1)

                 ------------

                 (1)  Filed with the initial filing of this Form 8-K.












                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GALAXY ENERGY CORPORATION



December 10, 2003                     By:      /s/ MARC E. BRUNER
                                         ---------------------------------------
                                             Marc E. Bruner, President











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